SCHEDULE 14A

                  INFORMATION REQUIRED IN PROXY STATEMENT

                          SCHEDULE 14A INFORMATION

              PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                   STIRLING COOKE BROWN HOLDINGS LIMITED
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              (Name of Registrant as Specified in Its Charter)

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                 (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ] Fee computed on the table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ]  Fee paid previously with preliminary materials.

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[ ]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)   Amount Previously Paid:

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2)   Form, Schedule or Registration Statement No.:

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3)   Filing Party:

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4)   Date Filed:

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Notes:

Stirling Cooke Brown Holdings Limited is a "foreign private issuer" within the meaning of Rule 3b-4 under the Securities Exchange Act of 1934, as amended. As such, the Company is exempt from certain rules and reporting requirements under the Exchange Act, including the proxy rules under
Section 14.

                                                             April 24, 2000

LOGO

Dear Fellow Shareholders:

     I am pleased to invite you to attend the Annual General Meeting of Shareholders of Stirling Cooke Brown Holdings Limited in Bermuda on May 25, 2000. Information concerning the meeting and the Company are furnished in the enclosed materials, which include a Notice of the Meeting, the Proxy Statement, and a proxy card.

     One of the matters on which you are being asked to vote is the election of seven directors. Only two of the seven have been elected by shareholders previously. Of the other five nominees, four were elected by the Board to join the Company as Directors since the 1999 Annual General Meeting.

     The most recent nominee is Peter S. Christie, whose candidacy was agreed by the Board only recently. In fact, this development is so new that it was not possible to mention it in the Company's Annual Report to Shareholders, which also is enclosed herewith. Mr. Christie's background and credentials are included in the Proxy Statement. We are proud to present this slate of nominees and hope you will agree that they are worthy of your affirmative vote and ongoing support.

     We are also presenting a new Non-Employee Director Stock Option Plan for approval by shareholders. I believe that our new non-executive directors will help create significant value for shareholders, and a modest amount of equity incentives is an appropriate component of their compensation package. Likewise, we are seeking to expand the Company's 1997 Equity Incentive Plan, through which the Company provides incentives to key employees. Most of the original authorisation under that Plan was used in granting stock options exercisable at $22 per share. Not surprisingly, none of those options have been exercised, and, unfortunately, they currently do not provide meaningful incentive to our people. Your support for these two proposals will be greatly appreciated.

     I hope I will have the opportunity to greet many of you personally at the Annual General Meeting. However, if you are unable to attend, please exercise your right as shareholders to participate by casting your votes via the enclosed proxy card.


                                       Sincerely,

                                       LOGO
                                       Stephen A. Crane
                                       Chairman, President &
                                       Chief Executive Officer

                   STIRLING COOKE BROWN HOLDINGS LIMITED
              NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON MAY 25, 2000

TO THE SHAREHOLDERS OF STIRLING COOKE BROWN HOLDINGS LIMITED:

     Notice is Hereby Given that the 2000 Annual General Meeting of Shareholders (the "Meeting") of STIRLING COOKE BROWN HOLDINGS LIMITED (the "Company") will be held on May 25, 2000, commencing at 9:00 a.m. local Bermuda time at The Cathedral Hall, Church Street, Hamilton HM 11, Bermuda, for the following purposes:

     1. To elect three Class 3 Directors, two Class 2 Directors and two Class 1 Directors;

     2. To approve the recommendation of the Board of Directors that Arthur Andersen LLP be appointed auditors of the Company to hold office until the close of the next Annual General Meeting and that the Board be authorised to determine the auditor's remuneration;

     3. To approve an amendment to the Company's 1997 Equity Incentive Plan to increase the Ordinary Shares reserved for issuance thereunder by an additional 300,000 Ordinary Shares of the Company;

     4. To approve the creation of a new 2000 Non-Employee Director Stock Option Plan; and,

     5. To transact such other business as may properly come before the Meeting or any adjournments thereof.

     Only shareholders of record, as shown by the transfer books of the Company, at the close of business on April 21, 2000, are entitled to notice of, and to vote at, the Meeting.

     The  Meeting  will  also  receive  the  Company's   audited  financial
statements for the fiscal year ended December 31, 1999 and the report of the auditors thereon, as approved by the Company's Board of Directors.

     Whether or not you plan to attend the Meeting, please date, sign and return the enclosed proxy in the return envelope furnished for that purpose as promptly as possible. If you later desire to revoke your proxy for any reason, you may do so in the manner described in the attached proxy statement. A proxy need not be a shareholder of the Company.


                                        BY ORDER OF THE BOARD OF DIRECTORS,


                                        LOGO
                                        James Lawless, IV
                                        Secretary


April 24, 2000


                   STIRLING COOKE BROWN HOLDINGS LIMITED
      VICTORIA HALL, 11 VICTORIA STREET, 3RD FLOOR, HAMILTON, BERMUDA

                   STIRLING COOKE BROWN HOLDINGS LIMITED
                              PROXY STATEMENT
                   ANNUAL GENERAL MEETING OF SHAREHOLDERS

     THIS PROXY STATEMENT IS BEING FURNISHED IN CONNECTION WITH THE SOLICITATION BY STIRLING COOKE BROWN HOLDINGS LIMITED (THE "COMPANY") OF PROXIES TO BE VOTED AT THE ANNUAL GENERAL MEETING OF SHAREHOLDERS (THE "MEETING") TO BE HELD ON MAY 25, 2000, COMMENCING AT 9:00 A.M. AT THE CATHEDRAL HALL, CHURCH STREET, HAMILTON HM 11, BERMUDA.

     The close of business on April 21, 2000 has been fixed as the record date for the determination of holders of the Company's Ordinary Shares, par value $0.25 per share (the "Ordinary Shares"), entitled to receive notice of the Meeting and vote thereat. The Company expects to mail this proxy material to shareholders on or about April 27, 2000 together with a copy of the Company's Annual Report to Shareholders for the fiscal year ended December 31, 1999.

     The cost of soliciting proxies will be borne by the Company, which also will reimburse brokers, custodians, nominees and other fiduciaries for their reasonable charges and expenses incurred in forwarding proxy material to beneficial owners of shares. In addition to solicitation by mail, certain officers and employees of the Company may solicit proxies personally. These officers and employees will receive no compensation for such solicitations other than their regular salaries.

     No action will be taken at the Meeting with respect to approval or disapproval of the audited Financial Statements of the Company for the fiscal year ended December 31, 1999.

     Any person giving a proxy may revoke it by depositing an instrument in writing executed by him or by his attorney authorised in writing at the registered office of the Company at any time up to the close of business on the last business day preceding the Meeting or any adjournment thereof, with the Chairman of the Meeting or in any other manner permitted by law. All properly executed proxies, not theretofore revoked, will be voted on any poll taken at the Meeting in accordance with the instructions contained therein. If no instructions are given with respect to any particular matter, the proxy authorises a vote in favour of such matter and it will be voted accordingly. Proxies must be duly executed and deposited at the office of the Company's transfer agent, Firstar Bank Milwaukee, N.A., in Milwaukee, Wisconsin, or with the Secretary of the Company at the Company's office in Bermuda, prior to 9:00 a.m. local Bermuda time on May 23, 2000, in order to be voted at the Meeting.

          INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

     No person who has been a director or officer of the Company and no person who is a proposed nominee for election as a director of the Company and no associate or affiliate of any such director, officer or proposed nominee has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any matter to be acted upon at the Meeting except as may hereinafter be disclosed.

                            BENEFICIAL OWNERSHIP

     As of April 21, 2000 the Company had issued and outstanding 9,419,972 Ordinary Shares. The following table lists the beneficial ownership of each person or group who, as of a recent date, owned, to the Company's knowledge, more than five percent of the Company's Ordinary Shares:

                                                    Number    Percentage
                                                      of          of
                                                    Shares    Outstanding
                                                               Shares (1)
                                                  ---------   -----------

          The Goldman Sachs Group, Inc. (2)...    2,181,775      23.2%

          Fidelity Management & Research
            Company (3).......................      796,200       8.5%

          Nicholas Brown......................      623,473       6.6%

          Penelope Atteline Cooke (4).........      784,745       8.3%

          Nicholas Mark Cooke (4) ............      553,572       5.9%


(1) Each Ordinary Share has one vote, except that if, and so long as, the Controlled Shares (as hereinafter defined) of any person, other than an "existing shareholder" as defined in the Company's Bye-Laws, constitute ten percent (10%) or more of the issued Ordinary Shares, the voting rights with respect to the Controlled Shares owned by such person shall be limited, in the aggregate, to a voting power of approximately 10%, pursuant to a formula specified in the Company's Bye-Laws. "Controlled Shares" include, among other things, all
     Ordinary Shares which such person is deemed to beneficially own directly or indirectly (within the meaning of Section 13(d) (3) of the U.S. Securities Exchange Act of 1934, as amended (the "Exchange Act")).

(2) Represents shares owned by certain investment funds (the "GS Funds"), affiliated with The Goldman Sachs Group, Inc. (the "GS Group"), including shares which may be deemed to be beneficially owned as follows: 1,399,330 shares by GS Capital Partners II, L.P.; 92,419 shares by Bridge Street Fund 1995, L.P.; 82,124 shares by Stone Street Fund 1995, L.P.; 556,293 shares by GS Capital Partners II Offshore, L.P.; and 51,609 shares by GS Capital Partners II Germany Civil Law Partnership. Excludes Ordinary Shares (i) owned by the GS Group that were acquired in the ordinary course of market-making transactions or
     (ii) held in client accounts, for which the GS Group exercises voting or investment authority, or both. The GS Group disclaims beneficial ownership of the shares held by the GS Funds (i) to the extent attributable to equity interests therein held by persons other than the GS Group and its affiliates or (ii) in client accounts. Each of the GS Funds shares voting and investment power with certain of its respective affiliates. The address of the GS Group is 85 Broad Street, New York, New York 10004.

(3) As reported in a Schedule 13G dated February 14, 2000, filed with Securities and Exchange Commission by FMR Corp. As of December 31, 1999 FMR Corp., through its subsidiary Fidelity Management & Research Company, beneficially owned these shares, which were held by Fidelity Low-Priced Stock Fund (the "Fund"). FMR Corp. reports that it has sole power to direct the disposition of 796,200 shares and no power to vote any of such shares. The address for FMR Corp., Fidelity Management & Research Company and the Fund is 82 Devonshire Street, Boston, Massachusetts 02109.

(4)  Mrs. Cooke is the spouse of Mr. Cooke.

               CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Messrs. Jeffery and de Pourtales, directors of the Company, are employed by Goldman, Sachs & Co., or certain of their affiliates. Goldman, Sachs & Co. acted as a co-managing underwriter for the Company's Initial Public Offering, which was completed in December 1997 and from which the underwriters received aggregate underwriting discounts of $5.3 million from the Company and selling shareholders.

     Goldman, Sachs & Co., or certain of their affiliates, maintain certain contractual relationships with the Company and have provided, and currently provide, investment banking services to the Company. Goldman, Sachs & Co. also provide investment management services to Realm National Insurance Company Limited pursuant to a Corporate Account Agreement dated December 24, 1996, and received customary fees and expenses of approximately $32,000 during 1999 for such services.

          SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     The Company is a "foreign private issuer" within the meaning of Rule 3b-4 promulgated under the Exchange Act and is therefore not subject to
Section 16 of the Exchange Act.

                          I. ELECTION OF DIRECTORS

     The Company's Bye-Laws provide that the Board of Directors shall be divided into three classes designated Class 1, Class 2 and Class 3, each class consisting as nearly as possible of one-third of the total number of Directors constituting the entire Board of Directors.

     The term of office for each Director elected at the 2000 Meeting as a Class 1 Director will expire at the Annual General Meeting in 2001; the term of office for each Director in Class 2 will expire at the Annual General Meeting in 2002; and the term of office for each Director in Class 3 will expire at the Annual General Meeting in 2003. At each Annual General Meeting the successors of the class of Directors whose term expires at that meeting shall be elected to hold office for a term expiring at the Annual General Meeting to be held in the third year following the year of their election.

     At the 2000 Meeting, three Class 3 Directors are to be elected to hold office until the 2003 Annual General Meeting, two Class 2 Directors are to be elected to hold office until the 2002 Annual General Meeting and two Class 1 Directors are to be elected to hold office until the 2001 Annual General Meeting. All of the nominees, except Mr. Christie, are currently serving as Directors and the remaining Directors of the Company will continue to serve in accordance with their previously elected term.

     All of the nominees have consented to serve if elected but, if any becomes unavailable to serve, the persons named as proxies may exercise their discretion to vote for a substitute nominee. The name, principal occupation and other information concerning each Director is set forth below.

     IT IS INTENDED THAT THE ORDINARY SHARES REPRESENTED BY PROXIES SOLICITED BY OR ON BEHALF OF THE COMPANY WILL BE VOTED IN FAVOUR OF THE FOLLOWING NOMINEES, UNLESS AUTHORITY IS WITHHELD BY THE SHAREHOLDERS. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE NOMINEES.

NOMINEES FOR CLASS 3 DIRECTORS WHOSE TERMS EXPIRE IN 2003:

     Jean de Pourtales, age 34, is an Executive Director of Goldman Sachs International. Mr. de Pourtales has been employed by Goldman Sachs International since 1988, and since 1992 has been a member of Goldman Sachs' Merchant Banking Division in London.

     Nicholas Mark Cooke, age 43, was the Chief Executive Officer of the Company or its predecessors from 1990 and Chairman and President of the Company since it began operations in January l996. In July 1999, Mr. Cooke became non-executive Chairman of the Company and in April 2000, Mr. Cooke resigned from that position but remains a Director of the Company.

     Len Quick, age 56, has been Chief Operating Officer and a Director of the Company since July 1999. Mr. Quick was Chief of Operations of the Company's North American-based subsidiaries from 1997 until July 1999 and served as interim Chief Executive Officer of the Company from July 1999 to October 1999. Between 1994 and 1997, Mr. Quick was President of the Company's Dallas, Texas based subsidiary, North American Risk Inc.

NOMINEES FOR CLASS 2 DIRECTORS WHOSE TERMS EXPIRE IN 2002:

     Stephen A. Crane, age 54, has been President, Chief Executive Officer and a Director of the Company since October 26, 1999 and, in April 2000, was appointed Chairman of the Company. From September 1993 to January 1999, Mr. Crane was President, Chief Executive Officer and a Director of Gryphon Holdings Inc., a publicly traded specialty lines property and casualty underwriter. From April 1993 to December 1993, Mr. Crane served as Chairman of the Strategic Development Group - North America of Willis Corroon Corporation and, from November 1989 to March 1993, as President and Chief Executive Officer of G.L. Hodson & Son, Inc., a reinsurance intermediary and subsidiary of Willis Corroon Corporation.

     Hadley C. Ford, age 64, has been a Director of the Company since March 7, 2000, when he was elected by the Board. Mr. Ford is an independent management consultant and for the past six years has served as a Senior Advisor to Andersen Consulting in their insurance industry and strategy practices. Before associating with Andersen Consulting, Mr. Ford was a Senior Vice President of Booz, Allen & Hamilton, Inc., a major management consulting organisation, where he founded and led the firm's insurance industry practice. Mr. Ford currently is Chairman of the Board of Tesia Corporation, a privately owned, technology-based electronic processor of medical and dental claims.

NOMINEES FOR CLASS 1 DIRECTORS WHOSE TERMS EXPIRE IN 2001:

     Patrick J. McDonough, age 56, has been a Director of the Company since May 26, 1999. Mr. McDonough is an attorney admitted in California and practising law in Los Angeles. From 1997 to 1999, he was Senior Vice President and Legal Department Manager, Pacific South Region, J&H Marsh & McLennan, Inc. From 1986 to 1997, he was Senior Vice President & General Counsel of Johnson & Higgins of California, where he was also a Principal of the firm.

     Peter S. Christie, age 53, is a principal of the London-based firm of Peter Christie Associates Ltd., which was formed in July 1999 to offer strategic consulting advice to the insurance industry, as well as consulting on risk management issues to corporate and professional firms. From 1997 through May 1999, Mr. Christie was the Vice Chairman of Aon Group, Inc., a global insurance brokerage and consulting company. From 1992 through 1997, Mr. Christie was the Chairman and Chief Executive Officer of the Minet Group, a large international insurance and reinsurance broker, which was acquired by Aon in 1997.

---------------

     Warren Cabral resigned as a Director of the Company effective May 13, 1999. Nicholas Brown resigned as a Director of the Company in October 1999, in connection with his stepping down as the Managing Director of Stirling Cooke Brown Insurance Brokers Limited and of Stirling Cooke Brown Reinsurance Brokers Limited, U.K. Neither Mr. Cabral nor Mr. Brown resigned because of any disagreement with the Company on any matter.

DIRECTORS WHOSE TERMS OF OFFICE DO NOT EXPIRE AT THIS MEETING:

CLASS 1 DIRECTOR WHOSE TERM EXPIRES IN 2001:

     George W. Jones, age 45, has been Chief Financial Officer and a Director of the Company since it began operations in January 1996 and, prior to 1996, had been Chief Financial Officer and a Director of Stirling Cooke Brown (U.K.) Holdings Limited since 1992 and its subsidiaries since 1988.

CLASS 2 DIRECTOR WHOSE TERM EXPIRES IN 2002:

     Reuben Jeffery III, age 46, has been a Director of the Company since it began operations in January 1996. Since 1997, Mr. Jeffery has been a Managing Director of Goldman Sachs Paris Inc. et Cie. Previously, Mr. Jeffery was a Managing Director of Goldman's European Financial Institutions business, based in London.

                           THE BOARD OF DIRECTORS

     The Board of Directors has the responsibility for establishing broad corporate policies and for the overall affairs of the Company.

COMMITTEES OF THE BOARD

     The  Board  has  established  an Audit  Committee  and a  Compensation
Committee. The Audit Committee reviews the services provided by the Company's independent public accountants, evaluates the fees charged and proposed for such services, reviews the adequacy of internal controls and the need for internal auditing procedures, and approves related party transactions. The Compensation Committee establishes and reviews the overall compensation policy of the Company, determines the specific terms and conditions of employment of senior executives of the Company and oversees the employee benefit programs of the Company. The Audit Committee consists of Messrs. Jeffery (Chairman), de Pourtales and McDonough. The Compensation Committee consists of Messrs. de Pourtales (Chairman), Jeffery and McDonough.

     No member of the Audit Committee or of the Compensation Committee is a former or current executive officer or employee of the Company or any of its subsidiaries, nor does any executive officer of the Company serve as an officer, director or member of a compensation committee of any entity, one of whose executive officers or directors is a director of the Company.

ATTENDANCE OF DIRECTORS

     During 1999, the Board of Directors held twelve meetings. All directors attended each of the meetings, except for individual absences as indicated: Mr. Brown (3); Mr. Cabral (1); Mr. Cooke (3); Mr. de Pourtales
(2); and Mr. Quick (1).

                         COMPENSATION OF DIRECTORS

     Directors of the Company who are employees of the Company or its affiliates receive no directors' fees. All Directors served without compensation during 1999, with the exception of Mr. McDonough, who was compensated by means of a $40,000 annual retainer and a stipend of $1,500 per day for each day on which he attended meetings of the Board of Directors or its committees, and $750 per travel day in connection with attending such meetings, plus reasonable travel expenses incurred. On October 26, 1999, Mr. McDonough was awarded options to purchase 10,000 Ordinary Shares, exercisable at the closing market price on that day and the Company agreed to issue Mr. McDonough 5,000 Ordinary Shares of restricted stock in 2000.

     In 2000, non-employee Directors of the Company (other than Messrs. Jeffery and de Pourtales) will be paid an annual retainer of $25,000 in consideration of their services, plus $1,000 per day for attendance at each Board of Directors meeting and for attendance at meetings of committees of the Board of Directors occurring on days other than days of Board meetings. Non-employee Directors (others than Messrs. Jeffery and de Pourtales) will receive $500 for each meeting of the Board of Directors, and each meeting of its committees occurring on days other than days of Board meetings, in which they participate by telephone. If the 2000 Non-Employee Director Stock Option Plan is approved by the shareholders at the Meeting, the Directors also will be eligible for awards of stock options as provided in that Plan. See Item IV, below. In addition, all Directors will be reimbursed for their reasonable travel expenses incurred in attending these meetings.

                    REPORT OF THE COMPENSATION COMMITTEE

     The Compensation Committee, which is composed of three non-employee Directors, is responsible for the establishment and review of the overall compensation policy of the Company, the general oversight of the employee benefits plans maintained by the Company and the specific terms and conditions of employment of senior executives of the Company.

     It is the overall policy of the Compensation Committee to align the interests of management with those of the shareholders by making a significant portion of executive compensation dependent upon the Company's performance. The Company's compensation programs emphasise the following basic principles:

     . Compensation should be linked to the creation of value for shareholders, and executives should be encouraged to acquire ownership in the Company;

     . Compensation programs should be designed to attract, motivate and retain executives with the requisite skills to effectively pursue the Company's strategic objectives; and

     .    Compensation   programs  should  reward  individual   performance
          through an appropriate balance of base salary, annual bonus awards and long-term equity incentives.

COMPENSATION PROGRAM

     The Company's executive compensation program consists of three major components: base salary, annual bonus awards and long-term equity incentives. Each of these components supports the Company's overall compensation policy, which relates pay to performance.

     BASE SALARY

     Amounts paid in base salary, including periodic increases, are determined primarily by the scope of the executive's responsibilities, his performance and the salaries offered within the industry for comparable positions. In connection with its overall evaluation of the foregoing factors, the Compensation Committee draws upon its members' general knowledge of compensation practices within the insurance and financial services industries, supplemented by outside consultants in certain circumstances.

     ANNUAL BONUS AWARDS

     Annual cash bonus awards earned by executives are based upon their performance during each fiscal year, taking into account the overall performance of the Company as well as the contribution of individual executives to the achievement of specific goals related to their particular responsibilities. The Company does not have a specific cash bonus plan or policy.

     LONG-TERM EQUITY INCENTIVES

     Certain executives of the Company may earn equity-based incentive awards, the ultimate value of which is related to the long-term performance of the Company's Ordinary Shares. Long-term equity incentives have taken the form of stock options or restricted stock.

     Stock options have been the principal vehicle of the Company for the payment of long-term incentive compensation. Stock options granted to executives under the Company's 1997 Equity Incentive Plan provide incentives to executives by giving them a strong economic interest in building value for shareholders. Stock options generally become exercisable in three substantially equal annual instalments commencing one year after the date of grant, and the exercise price of each option is the fair market value of the Company's Ordinary Shares on the date of grant. As a result, executives benefit from options only through a rise over time in the market value of the underlying shares.

     Restricted stock also motivates executives by providing incentives tied to shareholder value. Restricted stock granted to executives under the Company's 1997 Equity Incentive Plan is subject to restrictions on transfer that lapse in three substantially equal annual instalments commencing one year following the date of grant. Accordingly, the ultimate value of restricted stock awards is linked to the performance of the Company's Ordinary Shares over an extended period.

     Long-term equity incentives are granted by the Compensation Committee based upon an executive's position, his or her ability to contribute to the future performance of the Company, and the amount and type of prior grants to such executive. The Compensation Committee is responsible for determining the form and terms of all such awards.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

     The overall compensation of the Chief Executive Officer (the "CEO") reflects the Compensation Committee's evaluation of (i) the Company's performance as measured by operating, financial and strategic objectives, viewed from both a short-term and a long-term perspective, (ii) the CEO's individual performance in pursuing the foregoing objectives and (iii) the compensation paid to chief executive officers of other companies of similar size and complexity in the insurance and financial services industries.

     Mr. Crane's annual base salary upon being appointed President and Chief Executive Officer of the Company in October 1999 was set at $400,000. The Compensation Committee determined this amount based upon a review of the compensation paid to CEOs of other insurance companies, and in consultation with certain outside consultants. On October 26, 1999, Mr. Crane was awarded options for 200,000 Ordinary Shares in connection with his appointment, exercisable at the market price at the date of grant and the Company agreed to issue Mr. Crane 100,000 Ordinary Shares of restricted stock in 2000.

                           COMPENSATION COMMITTEE
                        Jean de Pourtales, Chairman
                             Reuben Jeffery III
                            Patrick J. McDonough

        COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No member of the Compensation Committee is a former or current executive officer or employee of the Company or any of its subsidiaries, nor does any executive officer of the Company serve as an officer, director or member of a compensation committee of any entity, one of whose executive officers or directors is a director of the Company.

                      SECURITY OWNERSHIP OF MANAGEMENT

     The following table summarises the beneficial ownership as of April 21, 2000, of the Ordinary Shares of the Company by each director and executive officer of the Company, and all such directors and executive officers of the Company as a group.

                                                             Number   Percentage
                                                               of      of Class
                                                             Shares       (1)
                                                           ---------- ----------

Nicholas Mark Cooke (2)..................................    553,572      5.9%

Stephen A. Crane ........................................    218,900      2.3%

Reuben Jeffery III.......................................         --        --

George Jones.............................................    429,176      4.6%

Hadley C. Ford...........................................     10,000     0.11%

James Lawless, IV .......................................     15,000     0.16%

Patrick J. McDonough  ...................................      5,000     0.05%

Jean de Pourtales  ......................................         --        --

Len Quick................................................     13,500     0.14%

All current directors and executive officers of the
  Company as a group (9 persons).........................  1,245,148    13.22%


(1)  Based on 9,419,972 Ordinary Shares outstanding.

(2) Excludes 784,745 shares owned by Mrs. Penelope A. Cooke, the spouse of Mr. Cooke, as to which Mr. Cooke disclaims beneficial ownership.

                           EXECUTIVE COMPENSATION
                         SUMMARY COMPENSATION TABLE

     The following table sets forth certain information concerning compensation paid to or earned by each person who served as the Company's Chief Executive Officer and by the Company's three other most highly compensated executive officers (collectively, the "named executive officers") for services rendered in the fiscal years ended December 31, 1999, 1998 and 1997, respectively, to the Company and its subsidiaries in all capacities:

                                                           Long-Term
                                                         Compensation
                                                         ------------
                                    Annual Compensation   Securities   All Other
                                  ----------------------- Underlying    Compen-
Name and Principal Position       Year   Salary    Bonus  Options (1)  sation(2)
---------------------------       ----  --------  ------- -----------  ---------

Stephen A. Crane (3)............. 1999  $ 66,667  $100,000  200,000      --
  President and Chief Executive
  Officer

Nicholas Mark Cooke (4).......... 1999  $375,000      --             $ 30,000
  Former President and Chief      1998  $375,000      --             $ 30,000
  Executive Officer               1997  $346,875      --             $ 27,750

Nicholas Brown (5)............... 1999  $298,823  $102,600           $ 64,125
    Former Managing Director of   1998  $390,165  $165,900           $103,588
    Insurance Brokers And         1997  $370,781  $ 82,000           $ 47,500
    Reinsurance Brokers

George W. Jones.................. 1999  $275,000  $ 50,000           $ 22,000
    Chief Financial Officer       1998  $275,000  $ 50,000           $ 22,000
                                  1997  $266,921      --             $ 21,353

Len Quick (6).................... 1999  $254,167  $150,000  75,000   $  4,000
    Chief Operating Officer       1998  $138,750  $ 32,500           $  2,200
                                  1997  $125,702  $  2,340                --


(1)  Reflects the number of Ordinary Shares underlying the options granted.

(2) "All Other Compensation" relates to contributions to the Company's Defined Contribution Money Accumulation Pension Plan, or 401(K) plan, as applicable.

(3) Mr. Crane became President and Chief Executive Officer of the Company on October 26, 1999. The compensation set forth in the table for Mr. Crane represents compensation earned through December 31, 1999.

(4) Mr. Cooke resigned as President and Chief Executive Officer of the Company, effective July 6, 1999.

(5) Mr. Brown resigned as Managing Director of Stirling Cooke Brown Insurance Brokers Limited and of Stirling Cooke Brown Reinsurance Brokers Limited, effective October 5, 1999. The compensation set forth in the table for Mr. Brown represents all compensation earned up to that date, converted from pounds sterling at a rate of (pound)1=$1.71.

(6) Mr. Quick became Chief Operating Officer of the Company in July 1999, at which time his base annual compensation was increased from $200,000 to $325,000. From 1997 to July 1999, Mr. Quick was Chief of Operations of the Company's North American-based operations.

                               OPTION GRANTS
                 IN THE FISCAL YEAR ENDED DECEMBER 31, 1999

     Stock Options Granted in Last Fiscal Year. The following table sets forth information concerning individual grants of stock options made by the Company during the fiscal year ended December 31, 1999 to each of the named executive officers.


                                     Percent                            Potential
                                    of Total                         Realisable Value
                                     Options                            at Assumed
                                   Granted to                          Annual Rates
                        Number of   Employees   Exercise              of Stock Price
                        Securities     in        Price               Appreciation for
                        Underlying   Fiscal      (per    Expiration    Option Term
                         Grant(1)    Year(2)     share)    Date(3)    5%(4)    10%(4)
                        ---------    -------    -------   --------  --------  --------
Stephen A. Crane(5)...   200,000      72.7%      $2.31    10/26/10  $290,549  $736,309

Nicholas Mark
Cooke.................     --          --          --        --        --        --

Nicholas Brown........     --          --          --        --        --        --

George W. Jones.......     --          --          --        --        --        --

Len Quick.............    75,000      27.3%      $2.31    10/26/10  $108,956  $276,116

(1) Generally, one-third of the total number of options granted will become exercisable in three substantially equal instalments beginning one year after the date of grant.

(2) The Company granted a total of 275,000 options to employees during the fiscal year ended December 31, 1999.

(3) The options generally expire ten years from the date of grant, absent earlier termination of employment or exercise of the options.

(4) The assumed 5% and 10% annual rates of appreciation over the term of the options are set forth in accordance with the rules and regulations adopted by the Securities and Exchange Commission and do not represent the Company's estimate of stock price appreciation.

(5) The options granted to Mr. Crane were granted in connection with his assuming the title of President and Chief Executive Officer of the Company and were not granted under the Company's 1997 Equity Incentive Plan.


                       FISCAL YEAR-END OPTION VALUES

     The named executive officers did not exercise any options during the fiscal year ended December 31, 1999. The following table sets forth information concerning the number of securities underlying unexercised options at fiscal year-end and the value of such unexercised options at fiscal year-end.

                           Number of Securities
                           Underlying Unexercised       Value of Unexercised
                            Options at Fiscal              "In-the-Money"
                                 Year-End               Options at Year-End(1)
Name                     Exercisable  Unexercisable   Exercisable  Unexercisable
----                     -----------  -------------   -----------  -------------

Stephen A. Crane.......       0         200,000            --            0

Nicholas Mark Cooke....       0            0               --           --

Nicholas Brown.........       0            0               --           --

George W. Jones........       0            0               --           --

Len Quick..............       0          75,000            --            0


(1) Options are "in-the-money" at fiscal year-end if the fair market value of the underlying securities on such date exceeds the exercise or base price of the option. The amounts set forth above represent the difference between the fair market value of the securities underlying the options on December 31, 1999 ($1.9375 per share) and the average exercise price of the options, multiplied by the applicable number of options.

                        II. APPOINTMENT OF AUDITORS

     The Board of Directors recommends that Arthur Andersen LLP be appointed as auditors of the Company to hold office until the next Annual General Meeting of Shareholders. Representatives of Arthur Andersen LLP are expected to be present at the Meeting and will be available to answer appropriate questions. Such representatives of Arthur Andersen LLP also will be given an opportunity to make a statement to the shareholders if they so wish.

     Arthur Andersen was engaged to provide audit services to the Company on April 29, 1999, after the Company was notified by its former auditors, KPMG, that KPMG would not seek re-election for the year ended December 31, 1999. For a further discussion of the circumstances surrounding the replacement of KPMG as auditor, please refer to Note 9 ("Changes in and Disagreements with Accountants on Accounting and Financial Disclosure") to the financial statements contained in the Company's 1999 Annual Report on Form 10-K, a copy of which is enclosed with this proxy statement and incorporated herein.

     IT IS INTENDED THAT THE ORDINARY SHARES REPRESENTED BY PROXIES SOLICITED BY OR ON BEHALF OF THE COMPANY WILL BE VOTED IN FAVOUR OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS AUDITORS OF THE COMPANY AND
AUTHORISING  THE  DIRECTORS  TO FIX THEIR  REMUNERATION,  UNLESS  OTHERWISE
INDICATED.

      III. APPROVAL OF AN AMENDMENT TO THE 1997 EQUITY INCENTIVE PLAN

     The Board of Directors recommends that an amendment (the "Amendment") to the Company's 1997 Equity Incentive Plan (the "Existing Plan") be approved by the shareholders. The Amendment authorises an additional 300,000 Ordinary Shares to be awarded pursuant to the Existing Plan. When initially approved by the Board of Directors in 1997, the Existing Plan provided for the issuance of up to 500,000 Ordinary Shares in the form of options, restricted stock or share appreciation rights. Under the Existing Plan, options for approximately 300,000 Ordinary Shares were issued in November 1997 at an exercise price of $22.00 per share, which reflected the estimated fair value of the shares at the grant date. None of these options, which expire in November 2007, unless terminated earlier in the event of death, disability, retirement or other circumstances detailed in the Existing Plan, have been exercised. Due to various forfeitures of the options subsequent to the initial grants, options for 186,750 Ordinary Shares remained outstanding as of December 31, 1999.

     The Board of Directors recommends the Amendment based upon its belief that equity incentives will give employees a strong economic interest in building value for shareholders. Under the Existing Plan, the exercise price of awarded options is not less than the fair value of the Ordinary Shares on the date of grant, and all stock options become exercisable in equal annual instalments over the ensuing three years. As a result, optionholders benefit from options only through a rise over time in the market value of the underlying shares, aligning their interests directly with those of the shareholders. The amount of the increase in authorised shares represents Management's best estimate of the number of shares (which may be awarded in the form of options, restricted stock or share appreciation rights under the Existing Plan) which it anticipates would be awarded over the next two to three years in order to provide adequate incentives to Company employees.

     If the Amendment is not approved by the shareholders, no awards will be made in respect of the additional 300,000 Ordinary Shares.

     IT IS INTENDED THAT THE ORDINARY SHARES REPRESENTED BY PROXIES SOLICITED BY OR ON BEHALF OF THE COMPANY WILL BE VOTED IN FAVOUR OF THE AMENDMENT TO AUTHORISE AN ADDITIONAL 300,000 ORDINARY SHARES FOR ISSUANCE UNDER THE 1997 EQUITY INCENTIVE PLAN.

      IV. APPROVAL OF THE 2000 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

     On March 7, 2000, the Board of Directors authorised, subject to shareholder approval, the creation of a new 2000 Non-Employee Director Stock Option Plan (the "Independent Director Plan"). The Board recommends that the Independent Director Plan be approved by the shareholders at the Meeting. A copy of the Independent Director Plan is attached hereto as Annex A.

     The purpose of the Independent Director Plan is to attract, retain and motivate qualified candidates as directors of the Company, and to help achieve the goal of aligning director and shareholder interests.

     Under the terms of the Independent Director Plan, each Director of the Company who is not an employee of the Company or its affiliates is eligible for the grant, on the later of (i) May 25, 2000 or (ii) the date on which such Director is first elected to the Board, of an initial option to purchase 10,000 Ordinary Shares. Options under the Independent Director Plan will be granted by a Committee of the Board at not less than the fair market value of such shares on the date of grant and will become exercisable in four equal annual instalments commencing one year after the date of the grant. Options remain outstanding for ten years from the date of grant, unless terminated earlier as detailed in the Independent Director Plan. On the fifth anniversary of the date of the initial grant, and continuing on each subsequent anniversary of such date during a Director's tenure on the Board, such Director will be granted an option to purchase an additional 2,000 Ordinary Shares or such lesser proportionate amount as then remains available for grant. Each of these subsequent options will become exercisable one year after the date of the grant. An aggregate of 100,000 Ordinary Shares have been authorised for issuance upon the exercise of options under the terms of the Independent Director Plan. The Board may from time to time amend the Independent Director Plan, but no amendment may be made without shareholder approval where such approval is required under the Bye-Laws of the Company, under applicable law or under the rules or listing requirements of the NASDAQ Stock Market.

     IT IS INTENDED THAT THE ORDINARY SHARES REPRESENTED BY PROXIES SOLICITED BY OR ON BEHALF OF THE COMPANY WILL BE VOTED IN FAVOUR OF APPROVING THE INDEPENDENT DIRECTOR PLAN.

                           ADDITIONAL INFORMATION

SHAREHOLDER PROPOSALS FOR THE COMPANY'S 2000 ANNUAL GENERAL MEETING

     Pursuant to the Company's Bye-Laws, resolutions intended to be presented by shareholders for action at the 2000 Annual General Meeting must comply with the provisions of the Bermuda Companies Act, 1991 (the "Companies Act") and the Bye-Laws and be deposited at the Company's head office not later than six weeks prior to the 2000 Annual General Meeting.

COMPANY'S 1999 ANNUAL REPORT

     The Company has elected to file with the United States Securities and Exchange Commission an annual report for the year ended December 31, 1999 on Form 10-K (the "Form 10-K") containing certain information with respect to the Company and its business and properties, including financial statements and related schedules. The Form 10-K also contains a list of exhibits filed as part of the report.

     UPON THE WRITTEN REQUEST OF ANY BENEFICIAL OWNER OF THE COMPANY'S ORDINARY SHARES, THE COMPANY WILL MAIL TO SUCH OWNER, WITHOUT CHARGE, A COPY OF THE FORM 10-K. In addition, upon payment to the Company of $0.25 per page, the Company will mail to such owner a copy of any or all of the exhibits listed in the Form 10-K. Requests for copies of the Form 10-K and/or exhibits should be addressed to: The Secretary, Stirling Cooke Brown Holdings Limited, Victoria Hall, 11 Victoria Street, Hamilton HM 11, Bermuda.

VOTING

     Each Ordinary Share has one vote, except that if, and so long as, the Controlled Shares (as hereinafter defined) of any person, other than an "existing shareholder" as defined in the Company's Bye-Laws, constitute ten percent (10%) or more of the issued Ordinary Shares, the voting rights with respect to the Controlled Shares owned by such person shall be limited, in the aggregate, to a voting power of approximately 10%, pursuant to a formula specified in the Company's Bye-Laws. "Controlled Shares" include, among other things, all Ordinary Shares which such person is deemed to beneficially own directly or indirectly (within the meaning of Section 13(d) (3) of the Exchange Act).

     Except where a greater majority is required by the Companies Act, the Company's Bye-Laws, or the rules of the NASDAQ Stock Market, any question proposed for consideration at any general meeting will be decided upon by a simple majority of votes cast. Each of the proposals presented in the Notice of the Meeting will be determined by the simple majority of votes cast. At the Meeting a resolution put to the vote of a Meeting will be decided on by a show of hands, unless a poll has been demanded pursuant to the terms of the Company's Bye-Laws. If a poll has not been demanded, a declaration by the Chairman that a resolution has passed will be final and conclusive. If a poll has been demanded, then the result of such poll shall be final.

     Proxies recording abstentions are nevertheless counted in determining the quorum of the Meeting. As a result, on those proposals which require an affirmative vote of the majority of those shareholders present at a Meeting or of the outstanding Ordinary Shares, an abstention has the effect of a vote against the proposal. Similarly, where brokers report a non-vote, the shares are counted in determining the quorum of the Meeting but they are not counted as having voted on the proposal. A non-vote, therefore, has the effect of a vote against the proposal.

     The shares represented by the enclosed form of proxy, duly executed and deposited at the office of the Company's transfer agent, Firstar Bank Milwaukee, N.A., 1555 N. RiverCenter Drive, Suite 301, Milwaukee, Wisconsin 53212, or with the Secretary of the Company at the Company's office in Bermuda, prior to 9:00 a.m. local Bermuda time on May 23, 2000, will be voted at the Meeting. All properly executed proxies, not theretofore revoked, will be voted on any poll taken at the Meeting in accordance with the instructions contained therein. If no instructions are given with respect to any particular matter, the proxy authorises a vote in favour of such matter and it will be voted accordingly.

     The enclosed form of proxy confers discretionary authority with respect to amendments and variations with respect to the matters identified in the Notice of Meeting and other matters which may properly come before the Meeting.

     Each shareholder has the right to appoint a person, who need not be a shareholder, other than the persons specified in the enclosed form of proxy to attend and act for him and on his behalf at the Meeting. Such right may be exercised by striking out the names of management's nominees in the enclosed form of proxy and inserting the name of the person to be appointed in the blank space provided in the form of proxy, signing the form of proxy and returning it in the reply envelope provided.


                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        LOGO
                                        James Lawless, IV
                                        Secretary


Dated: April 24, 2000

                                  ANNEX A

                   STIRLING COOKE BROWN HOLDINGS LIMITED
                2000 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

SECTION 1.     PURPOSE.

     The purpose of the Stirling Cooke Brown Holdings Limited 2000 Non-Employee Director Stock Option Plan (the "Plan") is to promote the best interests of Stirling Cooke Brown Holdings Limited (together with any successor thereto, the "Company") and its shareholders by providing Non-Employee Directors of the Company with an opportunity to acquire a or increase their proprietary interest in the Company. It is intended that the Plan will promote increased incentive and personal interest in the welfare of the Company by those Non-Employee Directors who are primarily responsible for determining the long-range plans of the Company and directing the Company's continued growth and financial success.

SECTION 2.     DEFINITIONS.

     As used in the Plan, the following terms shall have the respective meanings set forth below:

     (a) "Affiliate" shall mean any entity that, directly or through one or more intermediaries, is controlled by, controls, or is under common control with, the Company.

     (b) "Award" shall mean any Stock Option granted under the Plan.

     (c) "Award Agreement" shall mean any written agreement, contract, or other instrument or document evidencing any Award granted under the Plan.

     (d) "Committee" shall mean a committee of the Board of Directors of the Company designated by such Board to administer the Plan and composed of not fewer than two directors, each of whom is a "Non-Employee Director", or the full Board of Directors, as applicable.

     (e) "Exchange Act" shall mean the United States Securities Exchange Act of 1934, as amended from time to time.

     (f) "Fair Market Value" shall mean, with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee.

     (g) "Non-Employee Director" shall mean a "non-employee director" within the meaning of Rule 16b-3 promulgated under the Exchange Act.

     (h) "Person" shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organisation, or government or political subdivision thereof.

     (i) "Shares" shall mean Ordinary Shares of the Company, par value $0.25 per share, and such other securities or property as may become subject to Awards pursuant to an adjustment made under Section 4(b) of the Plan.

     (j) "Stock Option" shall mean an option to purchase Ordinary Shares of the Company granted under the Plan.

SECTION 3.     ADMINISTRATION.

     The Plan shall be administered by the Committee; provided, however, that if at any time the Committee shall not be in existence, the functions of the Committee as specified in the Plan shall be exercised by a committee consisting of those members of the Board of Directors of the Company who qualify as "Non-Employee Directors"; provided further, however, that if the foregoing specified requirements cannot be met, then the Plan shall be administered by the Board of Directors of the Company. Subject to the terms of the Plan and without limitation by reason of enumeration, the Committee shall have full power and authority to: (i) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan (including, without limitation, any Award Agreement); (ii) establish, amend, suspend, or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and
(iii) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time, and shall be final, conclusive, and binding upon all Persons.

     No member of the Committee shall be liable for any action, failure to act, determination or interpretation made in good faith with respect to this Plan or any transaction hereunder. The Company hereby agrees to indemnify each member of the Committee for all costs and expenses and, to the extent permitted by applicable law, any liability incurred in connection with defending against, responding to, negotiating for the settlement of or otherwise dealing with any claim, cause of action or dispute of any kind arising in connection with any actions in administering this Plan or in authorising or denying authorisation to any transaction hereunder.

SECTION 4.     SHARES AVAILABLE FOR AWARD.

     (a)  Shares Available.  Subject to  adjustment  as provided in Section
4(b):

          (i) Number of Shares Available. The number of Shares with respect to which Awards may be granted under the Plan shall be 100,000. If, after the effective date of the Plan, any Shares covered by an Award granted under the Plan, or to which any Award relates, are forfeited or if an Award otherwise terminates, expires or is cancelled prior to the delivery of all of the Shares, then the number of Shares counted against the number of Shares available under the Plan in connection with the grant of such Award, to the extent of any such forfeiture, termination, expiration or cancellation, shall again be available for granting of additional Awards under the Plan.

          (ii) Accounting for Awards. The number of Shares covered by an Award under the Plan, or to which such Award relates, shall be counted on the date of grant of such Award against the number of Shares available for granting Awards under the Plan.

          (iii)Sources of Shares Deliverable Under Awards. Any Shares delivered pursuant to an Award may consist, in whole in or in part, of authorised and unissued Shares or of treasury Shares.

     (b) Adjustments. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalisation, stock split, reverse stock split, reorganisation, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee may, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares subject to the Plan and which thereafter may be made the subject of Awards under the Plan, (ii) the number and type of Shares subject to outstanding Awards, and (iii) the grant, purchase, or exercise price with respect to any Award, or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, however, in each case, that the number of Shares subject to any Award payable or denominated in Shares shall always be a whole number.

SECTION 5.     ELIGIBILITY.

     Any Non-Employee Director shall be eligible for an Award in accordance with the Plan. Any Non-Employee Director may refuse options for which he is eligible by forwarding a written notice to that effect to the Secretary of the Company.

SECTION 6.     AWARDS.

     (a) Option Awards to Non-Employee Directors. Options shall be granted to Non-Employee Directors in accordance with the terms and conditions as set forth below and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee shall determine.

          (i) Grant of Options. The Committee shall grant, on the later of May 25, 2000 or the date on which such Non-Employee Director is first elected to the Board, an initial option to purchase 10,000 shares of Ordinary Stock of the Company ("Initial Stock Option"). On the fifth anniversary of the date of the grant of the Initial Stock Option to a Director, and on each subsequent annual anniversary of such date during a Director's tenure on the Board, the Committee shall grant an option to purchase an additional 2,000 shares of Ordinary Stock or such lesser proportionate amount as then remains available for grant ("Subsequent Grant").

          (ii) Exercise Price. The exercise price per Share of Options granted pursuant to Section 6(a)(i) shall be the Fair Market Value of an Ordinary Share on the date of grant of such Options, but in no event less than the closing price of an Ordinary Share on the date of grant.

          (iii) Option Term. The term of each Option shall be a period of ten years from the date of its grant unless earlier forfeited pursuant to Section 6(b)(v).

          (iv) Exercisability and Method of Exercise. An Initial Stock Option shall become exercisable in four equal annual instalments commencing on the first anniversary of the date of grant. Subsequent Grants shall become exercisable on the first anniversary of the date of grant. The Committee shall determine the manner and period(s) within which the Options may be exercised. The Committee also shall determine the method or methods by which, and the form or forms, including, without limitation, cash, Shares, other securities or other property, or any combination thereof, having a Fair Market Value on the exercise date equal to the relevant exercise price, in which payment of the exercise price with respect to any Option may be made or deemed to have been made.

          (v) Term of Plan. Notwithstanding any provision in the Plan to the contrary, no Stock Option may be granted hereunder after the tenth anniversary of the Effective Date of the Plan.

     (b)  General.

          (i) No Consideration for Awards. Awards shall be granted to Non-Employee Directors for no cash consideration unless otherwise determined by the Committee.

          (ii) Award Agreements. Awards granted under the Plan shall be evidenced by an Award Agreement in such form (consistent with the terms of the Plan) as shall have been approved by the Committee.

          (iii) Limits on Transfer of Awards.

               (A) No Award, and no right under any such Award, shall be assignable, alienable, saleable, or transferable by a Non-Employee Director otherwise than by will or by the laws of descent and distribution; provided, however, that a participating Non-Employee Director at the discretion of the Committee may be entitled, in the manner established by the Committee, to designate a beneficiary or beneficiaries to exercise his or her rights, and to receive any property distributable, with respect to any Award upon the death of the Non-Employee Director. Each Award, and each right under any Award, shall be exercisable, during the lifetime of the Non-Employee Director, only by such individual or, if permissible under applicable law, by such individual's guardian or legal representative. No Award, and no right under any such Award, may be pledged, alienated, attached, or otherwise encumbered, and any purported pledge, alienation, attachment, or encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

          (iv) Share Certificates; Representation. All certificates for Shares delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations, and other requirements of the Commission, any stock exchange or other market upon which such Shares are then listed or traded, and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. The Committee may require each Non-Employee Director or other Person who acquires an Award or Shares under the Plan by means of an Award originally made to a Non-Employee Director to represent to the Company in writing that such Non-Employee Director or other Person is acquiring the Shares without a view to the distribution thereof.

          (v) Forfeiture. Except as otherwise determined by the Committee, upon termination of the directorship of a Non-Employee Director for any reason (as determined under criteria established by the Committee), all Options which have not become exercisable shall be forfeited by the Non-Employee Director, provided, however, that the Committee may, when it finds that a waiver would be in the best interests of the Company, waive in whole or in part any or all remaining restrictions on the exerciseability of any Option. Upon the forfeiture of any options hereunder, the Committee shall, upon request, provide an accounting as to the number of forfeited Options to the Non-Employee Director.

SECTION 7. AMENDMENT AND TERMINATION OF THE PLAN; CORRECTION OF DEFECTS AND OMISSIONS.

     (a) Amendments to and Termination of the Plan. The Board of Directors of the Company may at any time amend, alter, suspend, discontinue, or terminate the Plan; provided, however, that shareholder approval of any amendment of the Plan shall also be obtained if otherwise required by: (i) applicable law or the (ii) quotation or listing requirements of the NASDAQ Stock Market or any principal securities exchange or market on which the Shares are then traded (in order to maintain the quotation or listing of the Shares thereon). Termination of the Plan shall not affect the rights of Non-Employee Directors with respect to Awards previously granted to them, and all unexpired Awards shall continue in force and effect after termination of the Plan except as they may lapse or be terminated by their own terms and conditions.

     (b) Correction of Defects, Omissions and Inconsistencies. The Committee may correct any defect, supply an omission, or reconcile any inconsistency in any Award or Award Agreement in the manner and to the extent it shall deem desirable to carry the Plan into effect.

SECTION 8.     GENERAL PROVISIONS.

     (a) No Rights to Awards. No Non-Employee Director or other Person, except as provided otherwise herein, shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Non-Employee Directors, or holders or beneficiaries of Awards under the plan.

     (b) Withholding. No later than the date as of which an amount first becomes includible in the gross income of a Non-Employee Director for federal income tax purposes with respect to any Award under the Plan, the Non-Employee Director shall pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state, local or foreign taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Committee, withholding obligations arising with respect to Awards to Non-Employee Directors under the Plan may be settled with Shares (other than Restricted Securities), including Shares that are part of, or are received upon exercise of, the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment otherwise due to the Non-Employee Director.

     (c) No Limit on Other Compensation Agreements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

     (d) Rights and Status of Recipients of Awards. The grant of an Award shall not be construed as giving a Non-Employee Director the right to continue in office as a Director of the Company. Except for rights accorded under the Plan and under any applicable Award Agreement Non-Employee Directors shall have no rights as holders of Shares as a result of the granting of Awards hereunder.

     (e) Unfunded Status of the Plan. Unless otherwise determined by the Committee, the Plan shall be unfunded and shall not create (or be construed to create) a trust or a separate fund or funds. The Plan shall not establish any fiduciary relationship between the Company and any Non-Employee Director or other Person. To the extent any Person holds any right by virtue of a grant under the Plan, such right (unless otherwise determined by the Committee) shall be no greater than the right of an unsecured general creditor of the Company.

     (f) Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of Bermuda and any applicable United States federal law.

     (g) Severability. If any provision of the Plan or any Award Agreement or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction, or as to any Person or Award, or would disqualify the Plan, any Award Agreement or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws or, if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan, any Award Agreement or the Award, such provision shall be stricken as to such jurisdiction, Person, or Award, and the remainder of the Plan, any such Award Agreement and any such Award shall remain in full force and effect.

     (h) No Fractional Shares. No fractional Shares or other securities shall be issued or delivered pursuant to the Plan, any Award Agreement or any Award, and the Committee shall determine (except as otherwise provided in the Plan) whether cash, other securities, or other property shall be paid or transferred in lieu of such fractional Shares or other securities, or whether such fractional Shares or other securities or any rights thereto shall be cancelled, terminated, or otherwise eliminated.

     (i) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

SECTION 9.     EFFECTIVE DATE OF THE PLAN.

     The Plan shall be effective on the date immediately following its approval by the shareholders of the Company provided that such approval is obtained within twelve months following the date of adoption of the Plan by the Board of Directors of the Company.